Exhibit 10.9

                           SOFTWARE LICENSE AGREEMENT

      This agreement (hereinafter, the "Agreement") is effective as of October 1, 2002 ("Effective Date"), by and between Software Publishing Corporation, a Delaware corporation with its principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York, 11716 ("Licensor"), and Serif Holdings Limited, an English corporation with its principal place of business at The Software Centre, Unit 12, Wilford Industrial Estate, Nottingham NG11 7EP, Serif (Europe) Limited, an English Company with its principal place of business at The Software Centre, Unit 12, Wilford Industrial Estate, Nottingham NG11 7EP, Serif Inc., a Delaware corporation with its principal place of business at 107 Northeastern Boulevard, Nashua, New Hampshire, 03062 (Serif Holdings Limited, Serif (Europe) Limited and Serif Inc. are hereinafter referred to collectively as "Licensee"), and Vizacom, Inc. ("Vizacom"), a Delaware corporation with its principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York, 11716.

                                    RECITALS

      WHEREAS, Licensor owns, develops and distributes certain presentation, charting and clipart collection software (hereinafter, the "Software") which is incorporated into and/or used in connection with the products identified in the second to fifth (inclusive) columns of the table in Schedule 1.5 annexed hereto as Exhibit A (hereinafter, the "Products");

      WHEREAS, Licensee desires to acquire the rights to use the Software in the Products, and Licensor is willing to grant such rights to Licensee;

      WHEREAS, pursuant to an agreement between Licensee and President and Fellows of Harvard College (hereinafter, "Harvard") (a copy of which is annexed hereto as Exhibit B and hereinafter referred to as the "Trademark License Agreement"), Licensee is licensed to use certain HARVARD-formative trademarks (the "Marks") in connection with the Products identified in

Schedule 1.5, such marks appearing on the product packaging, product manuals and inserts, promotional literature in any medium including without limitation the Internet, and on the product itself;

      WHEREAS, pursuant to an agreement between Harvard and Licensor (a copy of which is annexed hereto as Exhibit C), Licensor is authorized to include certain HARVARD-formative trademarks embedded in the code of the Software which causes the marks to appear on the user's computer screen;

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1. "Exploit" means any use including without limitation, to copy, develop, upgrade, modify, package, maintain, repair, promote, market, license (in respect of the Marks only as set out in paragraphs 29 and 30 of the Trademark License Agreement annexed hereto as Exhibit B), produce, redesign, distribute, display and/or sell, and the terms "exploited," "exploiting" and "exploitation" shall be interpreted accordingly.

      1.2. "Intellectual Property Rights" means all existing and/or future patents, copyright, trademark and/or design rights (whether registered or unregistered) and trade secret rights anywhere in the world, all applications for any of them, all rights to apply for such intellectual property rights and all renewals and extensions of such rights, excluding all marks comprising, in whole or in part, the HARVARD mark or any confusingly similar mark.

      1.3. "Royalty and Royalties" has the meaning set forth in Section 4 hereof.

                           SOFTWARE LICENSE AGREEMENT

      1.4 "Term" means the period from October 1, 2002 through to September 30 , 2007 and any subsequent renewals.

      1.5 "Updates" means any modifications, developments, fixes and/or patches to and/or any translations, upgrades, and new versions of the Software, excluding any mark comprising, in whole or in part, the HARVARD mark or any confusingly similar mark, and the term "update" shall be interpreted accordingly.

                                   ARTICLE II

                                GRANT OF LICENSE

      2.1. Software License. Licensor grants Licensee, during the term of this Agreement, unless or until terminated pursuant to Section 2.2 herein, if earlier, an exclusive worldwide license to exploit the Software together with any Updates (hereinafter, the "Software License").

      2.2 Duration of License. The Software License shall continue in operation for the Term, unless or until terminated by either party in accordance with
Article VI below or by Licensee for any reason or for no reason, upon giving sixty (60) days written notice to the other party.

      2.3. Automatic Renewal. If this Software License is not terminated by either party at any time prior toSeptember 30, 2007, it shall automatically renew for a term of one (1) year on the same terms and conditions other than in respect of duration. It shall continue to renew automatically for successive one
(1) year terms unless and until terminated by either party for any reason or for no reason upon giving sixty (60) days prior written notice to the other party.

      2.4. Effect of Termination of Other Agreements. Should the Trademark License Agreement terminate, Licensor and Licensee agree that they will both immediately cease all use of any and all HARVARD-formative trademarks, other than Licensee who may continue to exploit

                           SOFTWARE LICENSE AGREEMENT
the Marks in accordance with the provisions of paragraph 22 of the Trademark License Agreement.

      2.5. Non-Competition. During the term of this Agreement and for a period of six (6) months after the date of termination, Licensor shall not itself exploit, nor shall it license and/or permit any third party, including without limitation any company within Licensor's group of companies, to exploit, or make any direct sale of the Software, the Updates and/or any software which a potential purchaser would reasonably consider to be interchangeable with, or a substitute for, the Software and/or the Updates or any substantial part of them. In addition, Licensor shall promptly refer any sales inquiries and reseller opportunities to Licensee in writing and cooperate in the transfer of any marketing and sales opportunities to Licensee, whether new or existing.

      2.6. Limitations. Licensee acknowledges that the Software is the property of Licensor and Licensee has no rights in the foregoing except to the extent expressly granted by this Agreement and the Trademark License Agreement. The Licensor acknowledges that the Updates are the property of the Licensee and the Licensor has no rights in the Updates or any part of them.

                                   ARTICLE III

                                    SOFTWARE

      3.1. "As is" and "Where is". Licensor licenses the Software "as is" and "where is." Licensor shall not be obligated to provide any technical assistance or customer support.

      3.2. Delivery. Licensee acknowledges that Licensor has no obligation to deliver additional source code for the Software.

      3.3. Modification. During the Term, Licensee shall have the exclusive right to amend the source code of the Software to create Updates provided that any such Updates do not materially adversely interfere with the operability of any Software and provided that such amendments conform with the terms of the agreement between Licensee and Harvard (Exhibit B).

                           SOFTWARE LICENSE AGREEMENT

Licensee shall not include any third party technology which incurs additional royalties to be paid by Licensor.

      3.4. Prior to any creating any Update, and in no case later than October 31, 2002, Licensee shall provide reference CDs to Licensor of existing code within Licensee's possession, custody and/or control.

      3.5. Expenses. Licensor shall be responsible for and shall pay any and all expenses, royalties and/or license fees due, owing and/or payable at the date of this Agreement and/or at any time during the Term to existing third party licensors (and/or their assignees and/or successors in title) in respect of the Software and/or any part of it (including royalties payable to existing third parties for embedded technology). If Licensor and/or its successors in title fail to pay any such expenses, royalties and/or license fees on or before the due dates for payment, and/or intend to cease and/or suspend any such payments, Licensor and/or its successors in title will immediately notify Serif in writing of any such failure and/or intention. Licensor will immediately on request further disclose to Licensee full details and supporting documentation of any such obligations to make such payments . Licensor agrees and undertakes to permit Licensee to make any such payments direct to the relevant third parties. Licensor undertakes to reimburse Licensee for any such payments made to third parties in settlement of Licensor's financial obligations. If Licensor fails to so reimburse Licensee within 21 days of the date on which Licensee effected payment to the relevant third party, Licensor will use its best endeavors to negotiate and complete an assignment to Licensee of Licensor's rights and obligations in respect of the Software or the relevant part of it to which the payment relates. Following completion of any such assignment, any future royalties due from Licensee to Licensor under this Agreement will be reduced by the amount of any payments made or to be made by Licensee to third party licensors in accordance

                           SOFTWARE LICENSE AGREEMENT
with and/or in connection with any such assignment.3.6. Technical Support. Licensee may provide technical support to all users of the Products at the expense of the Licensee.

                                   ARTICLE IV

                           ROYALTY & PAYMENT PROCEDURE

      4.1. Royalties.

      (a) In consideration for the Software License granted herein and subject to the provisions of clause 3.5 above, , Licensee shall pay Licensor in U.S. Dollars a royalty ("Royalty" or "Royalties"), payable within 30 days after the end of each calendar quarter with respect to such quarter commencing with the quarter ending December 31, 2002, 4% of Net Receipts for the Products. For purposes hereof, Net Receipts shall mean the amounts received by Licensee in connection with the sale, licensing or other commercial exploitation of the Products, including any amendments or improvements thereto, less (1) any refunds, credits, discounts, allowances, rebates, returns and adjustments consistent with normal business practices and (2) federal, state, foreign or other taxes or tariffs imposed on the Products, as applicable (not including any tax based on Licensee's net income) and (3) any set-off, deduction or withholding which the Licensee is required by law to set-off, deduct or withhold on behalf of taxing authorities with respect to payments to Licensor;

      (b) together with each Royalty payment, Licensee shall deliver a report setting forth the Products shipped, sold and licensed, during the quarter to which the Royalty payment relates. Such report shall set forth all information necessary to compute Net Receipts and Royalties due to Licensor relating to such quarter. In the event a Royalty payment is not received on its due date, such late payment shall accrue interest at a rate equal to the lesser of (a) 12% per annum or (b) the maximum rate permitted by law.

                           SOFTWARE LICENSE AGREEMENT

      4.2. Books and Records. Licensee agrees to maintain adequate books and records relating to the production and distribution of the Products, and the receipt of payment with respect thereto, which books shall be maintained in sufficient detail to enable Royalties due hereunder to be calculated.

      4.3. Audit. Licensee agrees that Licensor may instruct an independent accountant or other representative ("Auditor") acting at Licensor's expense to audit that part of the books and records of Licensee which relate to the Products and the quantity distributed or supplied pursuant to this Agreement for the purposes of determining the accuracy of Licensee's reports to Licensor. Licensor will provide to Licensee a copy of the Auditor's written report within thirty days after the audit is completed. Licensor will provide to Licensee a copy of the Auditor's written report within thirty (30) days after the audit is completed. Licensor shall procure that the Auditor keeps all details of Licensee's books, records and accounting practices including without limitation copies of all notes and work product strictly confidential pursuant to Section 7 of this Agreement as if the Auditor were a party to this Software License Agreement, and that only the final written report shall be disclosed to Licensor. The Auditor will on request disclose its workings and calculations to Licensee to support the Auditor's report, and Licensor will further procure that the Auditor uses such details only for the purposes of preparing its report and verifying the royalties due under this Agreement. Licensor shall itself keep the basis and levels of such royalties strictly confidential.

      4.4. Audits shall not occur more than once per year and shall not cover any period previously audited. Audits shall take place during normal business hours, upon at least five (5) business days prior written notice, in such manner so as not to unreasonably interfere with Licensee's business activities.

      4.5. If it is established by the Auditor that there has been any underpayment in the 12 month period ending on the Quarter Date immediately prior to the date of commencement of the

                           SOFTWARE LICENSE AGREEMENT
audit to Licensor at the date of the audit's completion of 5% or more of the total Royalties properly payable from Licensee to Licensor, Licensee shall pay Licensor all reasonable costs charged by the Auditor in respect of such audit. Regardless of the percentage of underpayment determined by the Audit, Licensee agrees to pay Licensor all royalties correctly identified in the Audit report as being underpaid and which remain overdue. For the purposes of this clause, Quarter Date shall mean 31st March, 30th June, 30th September and 31st December.

                                    ARTICLE V

                REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

      5.1. WARRANTY DISCLAIMER.

      5.1.1. THE SOFTWARE IS PROVIDED AND LICENSED "AS IS" AND THERE ARE NO WARRANTIES, REPRESENTATIONS, OR CONDITIONS, EXPRESS OR IMPLIED, WRITTEN OR ORAL, ARISING BY STATUTE, OPERATION OF LAW, COURSE OF DEALINGS, USAGE OF TRADE OR OTHERWISE, REGARDING THEM, OR ANY OTHER PRODUCT OR SERVICE PROVIDED HEREUNDER OR IN CONNECTION HEREWITH BY LICENSOR. LICENSOR DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABLE QUALITY, SATISFACTORY QUALITY, MERCHANTABILITY, DURABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING PERFORMANCE OR CONDITION OF THE SOFTWARE, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY, CONDITION OR REPRESENTATION BY LICENSOR.

      5.1.2. LICENSEE NOT TO BIND. LICENSEE WILL GIVE AND MAKE NO WARRANTIES OR REPRESENTATIONS ON BEHALF OF LICENSOR AS TO QUALITY, MERCHANTABLE QUALITY, SATISFACTORY QUALITY, MERCHANTABILITY,

                           SOFTWARE LICENSE AGREEMENT

FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY OTHER FEATURES OF THE SOFTWARE AND LICENSEE SHALL NOT INCUR ANY LIABILITIES, OBLIGATIONS OR COMMITMENTS ON BEHALF OF LICENSOR.

      5.2. Compliance with Laws. Licensee shall comply with all laws, rules, regulations and industry standards, including, without limitation, export restrictions and prohibitions, existing with respect to its use, marketing and distribution of the Products and the performance by Licensee of its obligations hereunder in the jurisdictions where Licensee carries on activities under this Agreement and where the Products are distributed from time to time. For each country in which Licensee intends to distribute the Products, Licensee shall, at its own expense, obtain and arrange for all government approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary or advisable for the distribution of the Products according to the terms and conditions of this Agreement, including but not limited to foreign exchange approvals, import licenses, fair trade approvals, and customs clearance.

      5.3. Intellectual Property Protection. Licensee will give Licensor prompt written notice of any such third party claim and fully cooperate with Licensor in the defense of such claim. In the event that Licensee becomes aware that a third party is potentially infringing on Licensor's Intellectual Property Rights licensed to Licensee hereunder, Licensee shall promptly notify Licensor thereof in writing. Licensor shall, to the extent it deems advisable, prosecute such infringement.

      5.4. Indemnification. Licensor will indemnify Licensee against any and all claims, demands, actions, costs (including all reasonable attorney's fees and expenses), awards, damages and any other losses and/or liabilities suffered by the Licensee and arising from or due to:

      5.4.1. Any third party claims that the Software or any part of it infringe any Intellectual Property Right of any third party; and

                           SOFTWARE LICENSE AGREEMENT

      5.4.2. Any claims by any customers of the Products and/or technology under any of the Licensor's end-user licenses.

                                   ARTICLE VI

                                   TERMINATION

      6.1. Immediate Termination. A party may immediately terminate this Agreement and the Software License granted hereunder if the other party is declared bankrupt; makes a general assignment for the benefit of creditors; or suffers or permits the appointment of a receiver, provided such action is not dismissed within thirty days.

      6.2. If the Licensor is declared bankrupt; makes a general assignment for the benefit of creditors; suffers or permits the appointment of a receiver (provided such action is not dismissed within thirty days) and/or suffers any analogous and/or material event of insolvency, Licensee will have the right to purchase the Software within a period of 120 days from date on which such event occurs at the then current market price.

      6.3. Material Breach. Either party may terminate this Agreement and the Software License granted hereunder upon thirty (30) days written notice for breach of a material provision of this Agreement, such notice only to be served if such breach is not cured within thirty (30) days of the party in breach receiving written notice to remedy the breach. In addition, Licensor may terminate this Agreement for non-payment of undisputed Royalties as provided hereunder unless Licensee cures such non-payment within thirty (30) days of receiving written notice of non-payment, such notice to expressly refer to the right of the Licensor to terminate for non-payment.

      6.4. Effect of Termination.

      6.4.1. In the event of any termination, Licensee shall pay to Licensor immediately all Royalties due up at the termination date.

                           SOFTWARE LICENSE AGREEMENT

      6.4.2. Replication of Software in the Products shall immediately cease upon termination of the Software License. Notwithstanding the foregoing, Licensee shall have the right to exploit and distribute any remaining inventory of Products for a period of six (6) months after termination of the Software License and to continue to perform its obligations under any contracts with end users in existence at the date of termination for the remainder of the term of each such contract.

                                   ARTICLE VII

                                 CONFIDENTIALITY

      7.1. Definition. Confidential Information means (a) information received by either party relating to this Agreement and/or its subject matter; (b) information disclosing any of the business practices of either party, as applicable, including without limitation, Licensor's or Licensee's pricing and marketing practices, revenue information and relationships with licensors, authorized resellers, or customers; (c) specifications or other technical information about or concerning the Software or Products or business models; (d) information designated by either party as confidential in writing or, if disclosed orally, identified as confidential at the time of disclosure; and (e) the terms and conditions of this Agreement, but not the existence of this Agreement. It does not include information, technical data, or know-how which is
(w) already published or available to the public other than by a breach of this Agreement; (x) rightfully received from a third party not in breach of any obligation of confidentiality; (y) independently developed by personnel or agents of the receiving party without reference and/or access to the Confidential Information of the other party; or (z) produced in compliance with applicable law or a court order, provided that the receiving party first gives the disclosing party reasonable notice of such law or order, provides reasonable cooperation to the disclosing party in its efforts to lawfully limit disclosure, and gives the disclosing party opportunity to defend and/or attempt to limit such production.

                           SOFTWARE LICENSE AGREEMENT

      7.2. Confidentiality. During the term of this Agreement and thereafter, each party shall safeguard and keep confidential the other party's Confidential Information and will not, without prior written consent, disclose the other party's Confidential Information, in whole or in part, except as authorized in writing. Each party agrees to protect the Confidential Information as it would its own information of a like nature against unauthorized use, dissemination, or publication. No use of the Confidential Information is permitted except as authorized by the disclosing party and provided herein. Confidential Information may only be disclosed to agents or employees of the receiving party who need to know such information and in those instances only to the extent justified by that need.

      7.3. Return. Upon termination of this Agreement and request of the disclosing party, the receiving party shall return all copies of the other party's Confidential Information to the other party or certify in writing that all copies of the Confidential Information have been destroyed. A party may return Confidential Information, or any part thereof, to the other party at any time. The obligations of this Section 7 will survive any return or destruction of the Confidential Information.

                                  ARTICLE VIII

                            ADMINISTRATIVE PROVISIONS

      8.1. Entire Agreement. This Agreement represents the final, complete and exclusive agreement between the parties concerning the matters contemplated hereby. Any amendments or modifications to this Agreement must be in writing and signed by both parties to this Agreement.

      8.2. Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be an original and a facsimile copy of this Agreement signed by one party, transmitted to each party, and countersigned by each party shall constitute a binding Agreement. All counterparts therefore shall constitute one and the same document.

                           SOFTWARE LICENSE AGREEMENT

      8.3. Severability; Waiver. This Agreement is severable and the invalidity of any term or condition (in whole or in part) shall not affect the validity of any other term or condition or the remaining part of the offending term or condition. Any delay or failure to enforce a provision of this Agreement shall not be deemed to constitute a waiver of the same.

      8.4. Governing Law; Arbitration. This Agreement shall be governed by the laws of the United States and the State of New York (without regard to its principles of conflicts of laws) and any legal action brought pursuant to this Agreement shall be brought in the state or federal courts located in the Southern District of New York. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, and agrees that process may be served upon them anywhere in the world.

      8.5. Force Majeure. Notwithstanding any provisions in this Agreement to the contrary, neither party shall be liable to the other, nor shall any breach of this Agreement occur, by reason of any delay or loss reasonably incurred by Acts of God, fire, natural disaster, governmental order, material shortages, war, riot, work stoppage or strike.

      8.6. Independent Contractors. The parties hereto shall for all purposes be deemed to be independent contractors. Nothing in this Agreement shall be construed as making either Licensor or Licensee the agent of, or in joint venture and/or partnership with, the other party.

      8.7. Assignment. Neither party may assign this Agreement without the express written consent of the other party, such consent not to be unreasonably withheld or delayed except that, provided the proposed new licensor is authorized by Harvard to use the Marks to extent necessary to fulfil its obligations to Licensee under this Agreement, no consent shall be required in the event of a merger, consolidation or sale of all or substantially all of the assets of either party. Licensee

                           SOFTWARE LICENSE AGREEMENT
will not be deemed to have unreasonably withheld consent if Harvard fails to authorize the proposed assignee to use the Marks to the extent necessary for the proposed assignee to fulfil its obligations to Licensee under this Agreement. A change in control of either party shall be deemed an assignment for purposes hereof. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors or assigns. If Licensor wishes to assign its rights and obligations under this Agreement, Harvard must be notified in writing of such assignment at least thirty (30) days prior to such assignment so that Harvard may authorize the new licensor to use the marks identified in paragraph 9 in the agreement between Harvard and Licensor annexed hereto as Exhibit C.

      8.8. UNCONDITIONAL GUARANTEE. Vizacom, Inc hereby agrees to be bound to the terms of this Agreement and unconditionally guarantees all of SPC's obligations hereunder. Specifically, Vizacom, Inc expressly agrees to assume any and/or all of SPC's obligations under this Agreement in the event SPC cannot or does not perform its obligation(s).

      8.9. AUTHORIZATION TO SIGN. Each person executing this Agreement warrants that he or she is the duly authorized representative of the respective entity designated below, and is fully empowered to execute this Agreement on its behalf.

      8.10. Notices. All notices shall be in writing and either mailed or sent by facsimile or nationally recognized overnight courier to the parties at the addresses noted below to the attention of the appropriate persons. Notices may also be sent by confirmed delivery of electronic mail when the electronic mail addresses are known. All Royalty reports and payments will be sent to Licensor at the address set forth below. Either party may change the address for notices by giving notice to the other party as provided herein:

                           SOFTWARE LICENSE AGREEMENT

If sent to Licensor:                If sent to Licensee:       If sent to either party:
Software Publishing Corporation     Serif (Europe) Limited     Mr. Rick Calixto
c/o Vizacom Inc.                    Unit 12                    Trademark Program Director
12 East 41st Street                 Wilford Industrial Estate  Harvard University
New York, NY  10017                 Nottingham, NG11 7EP       1350 Massachusetts Avenue
Attn: Accounting Department         Attn: Financial Director   Holyoke Center, Suite 727
Fax: 212-679-6651                   Fax: 0115 914 2020         Cambridge, MA 02138
                                                               Fax: 617-495-0940

With a copy to:                     With a copy to:            With a copy to:

Alan Grauberd, Esq.                 Austin Moore, Esq          Eric W. Gallender
Jenkins & Gilchrist                 Gateley Wareing            Brinks, Hofer, Gilson & Lione
405 Lexington Avenue                14 Regent Street           NBC Tower - Suite 3600
New York, NY  10174                 Nottingham                 455 North Cityfront Plaza Drive
Fax:  212-704-6288                  NG1 5BQE                   Chicago, IL  60611
                                    Fax: 0115 983 8201

      8.11. The provisions of Articles IV, V, VII and clauses 2.5, 6.4., 8.4,
8.8 and 8.11 shall survive termination of this Agreement.

                           SOFTWARE LICENSE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

Software Publishing Corporation             Serif Holdings Limited

By: /s/ Alan Schoenbart                     By: /s/ David Southgate

Name:   Alan Schoenbart                     Name:  David Southgate
     -------------------------------             -------------------------------

Title:  CFO                                 Title: Financial Director
      ------------------------------              ------------------------------

Dated:  October 2, 2002                     Dated: October 2, 2002
      ------------------------------              ------------------------------


Serif (Europe) Limited                      Serif Inc.

By:/s/ David Southgate                      By://s/ Pete Beedham

Name: David Southgate                       Name: Pete Beedham
     -------------------------------             -------------------------------

Title: Financial Director                   Title: VP Operations
      ------------------------------              ------------------------------

Dated: October 2, 2002                      Dated:   October 2, 2002
      ------------------------------              ------------------------------


Vizacom, Inc.

By: /s/ Alan Schoenbart

Name: Alan Schoenbart
     ------------------------------

Title: CFO
     ------------------------------

Dated: October 2, 2002
     ------------------------------

                           SOFTWARE LICENSE AGREEMENT

                             Exhibit A: SCHEDULE 1.5

                                    PRODUCTS

-----------------------------------------------------------------------------------------------------
      Mark                           Product                Version          Lang.         Type
      ----                           -------                -------          -----         ----
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and             HARVARD GRAPHICS          Advanced         English    Presentation
HARVARD GRAPHICS                                           Presentations
ADVANCED PRESENTATIONS
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and             HARVARD GRAPHICS          Advanced         German     Presentation
HARVARD GRAPHICS
ADVANCED PRESENTATIONS                                     Presentations
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and
HARVARD GRAPHICS
ADVANCED PRESENTATIONS 2         HARVARD GRAPHICS          2                English    Presentation
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and
HARVARD GRAPHICS
ADVANCED PRESENTATIONS 2         HARVARD GRAPHICS          2                German     Presentation
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and
HARVARD GRAPHICS 3               HARVARD GRAPHICS          3                English    Presentation
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and
HARVARD GRAPHICS 98              HARVARD GRAPHICS          98               English    Presentation
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and
HARVARD GRAPHICS 98              HARVARD GRAPHICS          98               German     Presentation
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and             HARVARD GRAPHICS          98               Spanish    Presentation
HARVARD GRAPHICS 98
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                 HARVARD GRAPHICS PRO      1                English    Presentation
PRO PRESENTATIONS and            PRESENTATIONS
HARVARD GRAPHICS
PRO PRESENTATIONS 1
-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                 HARVARD GRAPHICS PRO      2                English    Presentation
PRO PRESENTATIONS and            PRESENTATIONS
HARVARD GRAPHICS
PRO PRESENTATIONS 2
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                 HARVARD GRAPHICS EASY     1                English    Presentation
EASY PRESENTATIONS and           PRESENTATIONS
HARVARD GRAPHICS
EASY PRESENTATIONS 1
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
HARVARD INSTANT CHARTS and       HARVARD INSTANT CHARTS    1                English    Charting
HARVARD INSTANT CHARTS 1
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
HARVARD CHARTXL and              HARVARD CHARTXL           2                English    Charting
HARVARD CHARTXL 2
-----------------------------------------------------------------------------------------------------
HARVARD CHARTXL and
HARVARD CHARTXL 3                HARVARD CHARTXL           3                English    Charting
-----------------------------------------------------------------------------------------------------
HARVARD CHARTXL and                                                         German     Charting
HARVARD CHARTXL 3
-----------------------------------------------------------------------------------------------------
HARVARD CHARTXL and              HARVARD CHARTXL           3                Spanish    Charting
HARVARD CHARTXL 3
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
HARVARD GALLERY and              HARVARD GALLERY           1                English    Clipart
HARVARD GALLERY 1                                                                      Collection
-----------------------------------------------------------------------------------------------------
HARVARD GALLERY and              HARVARD GALLERY           1                German     Clipart
HARVARD GALLERY 1                                                                      Collection
-----------------------------------------------------------------------------------------------------

                           SOFTWARE LICENSE AGREEMENT

                     Exhibit B: TRADEMARK LICENSE AGREEMENT

      This License Agreement (hereinafter, the "Agreement") is effective as of October 1, 2002 by and between President and Fellows of Harvard College, a Massachusetts Charitable Corporation, with a principal place of business at Massachusetts Hall, Cambridge, Massachusetts, 02138 (hereinafter "Harvard") and Serif Holdings Limited, an English corporation with its principal place of business at The Software Centre, Unit 12, Wilford Industrial Estate, Nottingham, NG11 7EP, Serif (Europe) Limited, an English Company with its principal place of business at The Software Centre, Unit 12, Wilford Industrial Estate, Nottingham, NG11 7EP, Serif Inc., a Delaware corporation with its principal place of business at 107 Northeastern Boulevard, Nashua, New Hampshire, 03062 (Serif Holdings Limited, Serif (Europe) Limited and Serif Inc. are referred to collectively as "Serif");

      WHEREAS, Serif assigned all its ownership rights, if any, in and to all marks comprising, in whole or in part, the HARVARD mark, and any confusingly similar marks (other than the right for Serif to own and operate the harvardgraphics.com domain name) to Software Publishing Corporation ("SPC") by an agreement of even date between Serif, SPC and Vizacom, Inc. ("Vizacom");

      WHEREAS, SPC assigned all its ownership rights in and to all marks comprising, in whole or in part, the HARVARD mark, and any confusingly similar marks, to Harvard under an agreement of even date between SPC, Vizacom and Harvard;

      WHEREAS, Harvard owns all right, title and interest in and to, among other marks, certain HARVARD-formative trademarks identified in Schedule A annexed hereto a Exhibit A (hereinafter, the "Marks");

      WHEREAS, Serif is desirous of obtaining a license from Harvard to use the Marks in connection with certain presentation, charting and clipart collection software;

      WHEREAS, Harvard is desirous of licensing to Serif the right to use the Marks in connection with certain presentation, charting and clipart collection software;

      NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Harvard and Serif agree as follows:

A.    LICENSE

      1.

      a. Harvard hereby grants Serif an exclusive, worldwide license to use the marks identified in the first column of the table below in connection with the software products identified in the second to fifth (inclusive) columns of the table below ("Software Products") on any product packaging, product specifications, advertising and/or promotional material in whatever form, product manuals/inserts, and on the products themselves (i.e., on the

                           SOFTWARE LICENSE AGREEMENT

CD-rom disk), and/or incorporated into any website owned and/or operated by Serif and/or any website operated to promote, market, display, distribute, license and/or otherwise exploit any of the Software Products from time to time during the term of this Agreement:

--------------------------------------------------------------------------------------------------------
           Mark                          Product             Version          Lang.            Type
           ----                          -------             -------          -----            ----
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD        HARVARD GRAPHICS       Advanced          English        Presentation
GRAPHICS ADVANCED PRESENTATIONS                            Presentations
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD                               Advanced          German
GRAPHICS ADVANCED PRESENTATIONS     HARVARD GRAPHICS       Presentations                    Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD
GRAPHICS ADVANCED PRESENTATIONS 2   HARVARD GRAPHICS       2                 English        Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD
GRAPHICS ADVANCED PRESENTATIONS 2   HARVARD GRAPHICS       2                 German         Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD
GRAPHICS 3                          HARVARD GRAPHICS       3                 English        Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD
GRAPHICS 98                         HARVARD GRAPHICS       98                English        Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD
GRAPHICS 98                         HARVARD GRAPHICS       98                German         Presentation
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS and HARVARD        HARVARD GRAPHICS       98                Spanish        Presentation
GRAPHICS 98
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                    HARVARD GRAPHICS PRO   1                 English        Presentation
PRO PRESENTATIONS and               PRESENTATIONS
HARVARD GRAPHICS
PRO PRESENTATIONS 1
--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                    HARVARD GRAPHICS PRO   2                 English        Presentation
PRO PRESENTATIONS and               PRESENTATIONS
HARVARD GRAPHICS
PRO PRESENTATIONS 2
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HARVARD GRAPHICS                    HARVARD GRAPHICS       1                 English        Presentation
EASY PRESENTATIONS and              EASY PRESENTATIONS
HARVARD GRAPHICS
EASY PRESENTATIONS 1
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HARVARD INSTANT CHARTS and          HARVARD INSTANT        1                 English        Charting
HARVARD INSTANT CHARTS 1            CHARTS
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HARVARD CHARTXL and                 HARVARD CHARTXL        2                 English        Charting
HARVARD CHARTXL 2
--------------------------------------------------------------------------------------------------------
HARVARD CHARTXL and                 HARVARD CHARTXL        3                 English        Charting
HARVARD CHARTXL 3
--------------------------------------------------------------------------------------------------------
HARVARD CHARTXL and                 HARVARD CHARTXL        3                 German         Charting
HARVARD CHARTXL 3
--------------------------------------------------------------------------------------------------------
HARVARD CHARTXL and                 HARVARD CHARTXL        3                 Spanish        Charting
HARVARD CHARTXL 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
HARVARD GALLERY and                 HARVARD GALLERY        1                 English        Clipart
HARVARD GALLERY 1                                                                           Collection
--------------------------------------------------------------------------------------------------------
HARVARD GALLERY and                 HARVARD GALLERY        1                 German         Clipart
HARVARD GALLERY 1                                                                           Collection
--------------------------------------------------------------------------------------------------------

                           SOFTWARE LICENSE AGREEMENT

      b. Harvard hereby grants Serif an exclusive, worldwide license to use the marks identified below within any of the Software Products (i.e., embedded in code which causes the mark(s) to appear on the user's computer screen) and/or on any product packaging, product specifications, advertising and/or promotional material in whatever form, product manuals/inserts, and on the products themselves (i.e., on the CD-rom disk), and/or incorporated into any website owned and/or operated by Serif and/or any website operated to promote, market, display, distribute, license and/or otherwise exploit any of the Software Products from time to time during the term of this Agreement:

                          HARVARD GRAPHICS
                          HARVARD CHARTXL
                          HARVARD F/X
                          HARVARD SPOTLIGHT
                          HARVARD MONTAGE
                          HARVARD MONTAGE LITE
                          HARVARD GRAPHICS ADVISOR
                          HARVARD WEBSHOW
                          HARVARD CLIPART BROWSER

      c. The license granted by Harvard to Serif in paragraphs 1(a) and 1(b) is hereinafter referred to collectively as the "License."

      2. harvardgraphics.com. Harvard agrees that Serif shall retain the right to own and operate the harvardgraphics.com domain name during the term of the License and Serif agrees that it shall not own or operate any other domain name which comprises, in whole or in part, the HARVARD mark or any confusingly similar mark. Harvard agrees that Serif may use the Marks in any subdomain of the harvardgraphics.com domain name, e.g., harvardgraphics.com/harvardchartxl. Within six (6) months of expiration or termination of the License, Serif agrees that it will, at the sole cost of Harvard, execute a Registrant Name Change Agreement, or other appropriate document or documents, for the transfer of the harvardgraphics.com domain name to Harvard; will take all necessary steps outlined in the Registrant Name Change Agreement, or other appropriate document or documents, to transfer the harvardgraphics.com domain name to Harvard; and will deliver the Registrant Name Change Agreement, or other appropriate document or documents, executed before a notary public to Harvard. Serif also agrees to execute any additional documents necessary to transfer to Harvard the harvardgraphics.com domain name at the sole cost of Harvard.

      3. Harvard agrees not to use and/or license a third party to use the Marks or any of them in connection with and/or incorporated into any computer software which a potential purchaser would consider to be interchangeable with or a substitute for any of the Software Products ("interchangeable products").

                           SOFTWARE LICENSE AGREEMENT

      4. Harvard will maintain all existing registrations for the Marks which are currently in use in the country in which the Mark is registered. Harvard shall have the sole right, but not obligation, to register any of the Marks worldwide currently not registered at Harvard's expense, or shall do so upon request by Serif at Serif's expense. Harvard agrees and undertakes that no current and/or future registration of any of the Marks will adversely affect any of Serif's rights to use the Marks or any of them under this Agreement.

      5. From time to time, Serif may request, in writing, to amend the License to include new marks (other than the Marks) comprising, in whole or in part, the HARVARD mark, to be used in connection with the advertising, promotion, distribution and sale of the Software Products and/or any other computer software. Harvard agrees that, upon Serif's written request, and at Harvard's sole discretion, and subject to any conflicting prior third party interests it will consent to such amendments.

      6. PROPER USE OF MARKS. Harvard acknowledges that the current style, design, display and use of the Marks and/or any part of them by Serif in connection with the Software Products and any minor variations to such style, design, display and/or use is acceptable for the duration of the Agreement. If Harvard acting reasonably considers any then current use of the Marks by Serif to be offensive and/or materially detrimental to the goodwill in the Marks, Serif will use its reasonable commercial endeavors to comply with any reasonable requests for a change to the style, design and display of the Marks received in writing from Harvard.

      7. Harvard undertakes and agrees that it will not pursue or instigate any claims against Serif whether under contract, tort, common law or statute which Harvard may have at the date of this Agreement or at any time in the future in respect of the style, design, display and/or use of the Marks and/or the harvardgraphics.com domain name in connection with the Software Products in the form currently used by Serif and approved by Harvard pursuant to paragraph 6 herein.

      8. RIGHT TO INSPECT/QUALITY CONTROL. Serif agrees to permit Harvard or its duly authorized representative to inspect Serif's use of the Marks, at no cost to Harvard, whenever Harvard reasonably deems fit to ensure Serif's proper use of the Marks in accordance with this Agreement. Upon reasonable written request by Harvard, Serif agrees to send samples of its use of the Marks to Harvard to permit Harvard to determine whether Serif's use of the Marks meets the standards, specifications and directions approved by Harvard in this Agreement.

      9. OWNERSHIP. Harvard warrants to Serif that:

      (a) it has the authority to enter into this Agreement and to grant the rights granted under this Agreement;

                           SOFTWARE LICENSE AGREEMENT

      (b) it has not granted and will not during the term of this Agreement grant any rights to any third party which are inconsistent with the rights granted under this Agreement; and

      (c) it is not aware of any third party rights which would prevent the exercise by Serif of any of the rights granted under this Agreement.

      10. Serif agrees that ownership of the Marks and goodwill relating thereto shall remain vested in Harvard both during the period of the License and thereafter, and Serif further agrees never to challenge, contest or question the validity of Harvard's ownership of the Marks.

      11. POLICING OF THE MARKS. Serif agrees to inform Harvard promptly in writing, as it comes to Serif's attention, of any unauthorized use of any marks identical or confusingly similar to the Marks and any potential infringements of the Marks. Harvard will promptly notify Serif in writing as it comes to Harvard's attention of any infringement by any third party of any of the rights granted to Serif under this License. Harvard has the sole right to bring, defend, resolve, and control, at its expense, any and all claims and disputes based on unauthorized use of the Marks or any confusingly similar marks. In the event that Harvard does not pursue judicial relief against any third party for any claim of trademark infringement, unfair competition or false designation of origin that may affect Serif's use of the Marks within 120 days after becoming aware of any such a claim and/or fails to actively progress any such proceedings, Serif, upon Harvard's express written consent, such consent not to be unreasonably withheld or delayed, may bring an action directly, at its own expense. Any damages, attorney fees, or costs recovered by Serif in such action shall be retained by Serif. Harvard and Serif shall attempt to cooperate in good faith with each other in connection with prosecution of claims by either party against third parties for any claim of trademark infringement, unfair competition or false designation of origin that may affect Serif's use of the Marks.

      12. LITIGATION. In the event Serif is named as defendant in any action based on its use of the Marks, Serif agrees to immediately notify Harvard, and Harvard shall indemnify Serif and keep Serif indemnified against any damages and/or costs arising to the extent that such damages and/or costs are not based on any material breach of Serif's obligations under this License. Harvard shall have the right on prior written notice to Serif to intervene in any such action and to control and direct the defense thereof, including the right to select defense counsel, provided Harvard shall first provide Serif with an undertaking to reimburse Serif for the costs of its defense and any damages awarded on a full indemnity basis together with reasonably adequate security for such costs and damages in respect of any such action.

                           SOFTWARE LICENSE AGREEMENT

      13. NO JOINT VENTURE. Nothing herein contained shall be construed to place the parties in a relationship of partners or joint venturers, and Serif shall have no power to obligate or bind Harvard in any manner whatsoever.

      14. INDEMNIFICATION. Serif hereby assumes all responsibility for and agrees to indemnify Harvard against any and all damages, losses, claims, suits or other expenses whatsoever including Harvard's reasonable attorneys' fees incurred in the defense of any such action against Harvard to the extent that such damages, losses, claims, suits, fees or other expenses arise directly out of Serif's use of the Marks in material breach of this Agreement,.

      15. Harvard agrees to indemnify and keep Serif indemnified against any and all damages, losses, claims, or other expenses arising out of:

      (a) any breach by Harvard of clause 9 above;

      (b) Serif's use of the Marks in accordance with the provisions of this Agreement including Serif's reasonable legal fees incurred in respect of any such action and/or any threat of any such action.

      16. TERM. The License shall continue in operation for five (5) years from October 1, 2002, unless or until terminated earlier by either party in accordance with the terms of this Agreement or by Serif for any reason or for no reason, upon giving sixty (60) days written notice to the other party. Thereafter, either party shall have the right to terminate the License, for any reason or for no reason, upon giving sixty (60) days written notice to the other party.

      17. TERMINATION ON NOTICE: Either party may terminate the License if the other party breaches a material provision of the Agreement and, if the breach is capable of remedy, fails to remedy it within thirty (30) days of receiving a written notice from the party wishing to terminate containing full particulars of the breach and requiring it to be remedied.

      18. IMMEDIATE TERMINATION. A party may immediately terminate the License if the other party is declared bankrupt; makes a general assignment for the benefit of creditors; or suffers or permits the appointment of a receiver, provided such action is not dismissed within thirty days.

      19. AUTOMATIC TERMINATION. Concurrently herewith, Licensee is entering into a software license agreement with SPC (an executed copy of that agreement is annexed hereto as Exhibit B, hereinafter the "Software License Agreement"). The parties agree that this Agreement shall terminate immediately if Serif ceases for a period of at least 120 days to have the right to exploit the Software (as that term is defined in the Software License Agreement), however, if Serif receives an assignment of rights from SPC or its successors in title in and to

                           SOFTWARE LICENSE AGREEMENT
the Software prior to the expiry of 120 days from the date of any termination of the Software License Agreement, then this Agreement will not automatically terminate pursuant to this paragraph.

      20. AUTOMATIC RENEWAL. If the License is not terminated in accordance with the provisions of this Agreement by either party at any time prior to the expiration of the initial 5-year term, it shall automatically renew on the same terms as set out in this Agreement (except as to duration and royalties) for a term of one (1) year. It shall continue to renew automatically for successive one (1) year terms unless and until terminated by either party as provided in paragraphs 16 or 17 herein.

      21. EFFECT OF TERMINATION. Upon and after the expiration or termination of the License, Serif agrees that:

      (a) all rights granted to it hereunder shall forthwith revert to Harvard;

      (b) it will refrain from any further use of the Marks or any mark or domain name comprising, in whole or in part, the HARVARD mark, or any confusingly similar mark, in connection with the advertising, promotion or sale of any product or service anywhere in the world; and

      (c) it will never apply to register or register any mark or domain name comprising, in whole or in part, the HARVARD mark, or any confusingly similar mark, anywhere in the world.

      22. Upon and after the expiration or termination of the License, the parties agree that Serif shall have the right to market and distribute any remaining inventory of Software Products bearing or containing the Marks and/or to own and operate the harvardgraphics.com domain name for a period of six (6) months. Thereafter, any remaining inventory of such Software Products must, at Serif's sole discretion, be destroyed or returned to Harvard.

      23. ROYALTIES. In consideration of the License, Serif agrees to pay Harvard (3%) three-percent of the Net Receipts received by Serif. For the purposes of this Agreement, Net Receipts shall mean the amounts received by Serif from its retail sales of the Software Products sold or bearing and/or containing any of the Marks, less (1) any refunds, credits, discounts, allowances, rebates, returns and adjustments consistent with normal business practices and (2) federal, state, foreign or other taxes or tariffs imposed on the Software Products, as applicable (not including any tax based on Serif's net income) and (3) any set-off, deduction or withholding which Serif is required by law to set-off, deduct or withhold on behalf of taxing authorities with respect to payments to Harvard. The parties agree that Harvard shall have the right to renegotiate the royalty percentage after the fifth

                           SOFTWARE LICENSE AGREEMENT
anniversary of the date of this Agreement, namely, September 30, 2007, provided, however, that such renegotiated royalty percentage shall not increase by more than 0.5% per annum with a cap of 8% (i.e., no more than 3.5% the first year, 4% the second year, etc.). Serif shall submit royalty reports and payments to Harvard on a quarterly basis with calendar quarters commencing on January 1, April 1, July 1 and October 1 in each year. All royalty reports and payments are due by April 30, July 31, October 31, and January 31 of each year for the calendar quarter preceding the date of the report. Serif must submit a royalty report at the end of each calendar quarter even if no sale occurred in that quarter. Such report shall set forth in sufficient detail all information necessary to compute royalties due to Harvard on retail sales in a given quarter. All payments made by Serif shall be made in U.S. dollars to the PRESIDENT AND FELLOWS OF HARVARD COLLEGE, and sent to:

                            Trademark Program Director
                            Harvard University
                            Trademark Program

                            1350 Massachusetts Avenue
                            Holyoke Center, Suite 727
                            Cambridge, Massachusetts  02138

      Any royalty payment not paid within 7 days of the due date for settlement will bear interest at the lesser of (a) 12 % per annum or (b) the maximum rate permitted by law.

      24. BOOKS AND RECORDS. Serif agrees to maintain adequate books and records relating to the Software Products sold bearing and/or containing any of the Marks, and the receipt of payment with respect thereto, which books shall be maintained in sufficient detail to enable any royalties due to be calculated.

      25 AUDIT. Serif agrees that Harvard may instruct an independent accountant or other representative ("Auditor") acting at Harvard's sole expense to audit the books and records of Serif which relate to the Software Products bearing and/or containing any of the Marks together with the amounts received by Serif in respect of these Software Products pursuant to this Agreement for the purposes of determining the accuracy of Serif's royalty reports to Harvard. Harvard will provide to Serif a copy of the Auditor's written report within thirty days after the audit is completed. Harvard shall procure that the Auditor keeps all details of Serif's books, records and accounting practices including without limitation copies of all notes and work product strictly confidential, and that only the final written report shall be disclosed to Harvard. The Auditor will on request disclose its workings and calculations to Serif to support the Auditor's report, and Harvard will further procure that the Auditor uses such details only for the purposes of preparing its report and verifying the royalties due under this Agreement. Harvard shall itself keep the basis and levels of such royalties strictly confidential. Audits shall not occur more than once per year and shall

                           SOFTWARE LICENSE AGREEMENT
not cover any period previously audited. Audits shall take place during normal business hours, upon prior written notice, in such manner so as not to unreasonably interfere with Serif's business activities. If it is established by the Auditor that there has been any underpayment in the 12 month period ending on the Quarter Day immediately prior to the date of commencement of the audit to Harvard at the date of the audit's completion of 5% or more of the total Royalties properly payable from Serif to Harvard, Serif shall pay Harvard all reasonable costs charged by the Auditor in respect of such audit. Regardless of the percentage of underpayment determined by the Audit, Serif agrees to pay Harvard all royalties correctly identified in the Audit report as being underpaid and which remain overdue. For the purposes of this clause, Quarter Date shall mean 31st March, 30th June, 30th September and 31st December.

B.    COVENANTS, REPRESENTATIONS AND WARRANTIES

      26. Serif covenants, represents and warrants that it does not own any right, title or interest in or to any of the Marks, or any mark comprising, in whole or in part, the HARVARD mark, or any confusingly similar mark.

      27. Serif covenants, represents and warrants that it has not applied to register, will not apply to register, and does not own any trademark or service mark registrations for any of the Marks or any other mark comprising, in whole or in part, the HARVARD mark or any confusingly similar mark, anywhere in the world.

      28. Serif covenants, represents and warrants that it has not applied to register, will not apply to register, and does not own any registrations for any domain name comprising, in whole or in part, the HARVARD mark or any confusingly similar mark, other than the harvardgraphics.com domain name.

      29. Serif covenants, represents and warrants that it has not granted any third party any rights in or to any of the Marks, whether by license, assignment or otherwise other than licenses granted by Serif in the ordinary course of its business only as follows:

      (a) licenses to end users of Software Products incorporating and/or displaying the Marks; and

      (b) the right for companies and other organizations within Serif's distribution network to use the Marks only in connection with the promotion and/or distribution of Software Products incorporating, and/or displaying the Marks.

C.    MISCELLANEOUS PROVISIONS

      30. SUBLICENSING. Serif may not sublicense any of the rights granted herein other than sub-licenses to be granted by Serif in the ordinary course of its business only as follows:

      (a) licenses to end users of Software Products incorporating and/or displaying the Marks; and

                           SOFTWARE LICENSE AGREEMENT

      (b) the right for companies and other organizations within Serif's distribution network to use the Marks only in connection with the promotion and/or distribution of Software Products incorporating, and/or displaying the Marks.

      31. ASSIGNMENT. Serif may not assign any of the rights granted herein without the prior written consent of Harvard. Serif may, however, transfer, convey or sell all of its assets and liabilities to a third party, including this Agreement, provided that such third-party agrees to be bound by the terms and conditions set forth herein.

      32. CHOICE OF LAW. The Agreement shall be interpreted under the laws of the Commonwealth of Massachusetts.

      33. WAIVER. No provision of this Agreement may be waived unless in writing and signed by the party benefited by the provision waived. The waiver by either party of a provision of the Agreement shall not operate or be construed to invalidate the balance of the provisions contained in the Agreement, which shall continue to remain in full force and effect.

      34. SEVERABILITY. The finding by a court that a provision of the Agreement is invalid shall not operate or be construed to invalidate the balance of the provisions contained in the Agreement, which provisions shall continue to remain in full force and effect.

      35. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and no party has entered into this Agreement based upon any promise, representation, warranty or covenant not included herein. All prior proposals, discussions or writings are superseded hereby. The terms of the Agreement shall be binding upon and shall inure to the benefit of the parties and their successors, heirs and assigns.

      36. CONSULTATION WITH COUNSEL. The parties hereto acknowledge that each has read this Agreement; that each fully understands its rights, privileges and duties hereunder; that each is relying solely on its own judgment and belief as to the adequacy of the consideration provided to the other; and that each enters into this Agreement freely and voluntarily. Each party further acknowledges that each has had the opportunity to consult with an attorney of its choice to explain the terms of this Agreement and the consequences of signing it.

      37 COUNTERPARTS. This Agreement may be executed in counterparts, each of which when executed shall be an original and a facsimile copy of this Agreement signed by one

                           SOFTWARE LICENSE AGREEMENT
party, transmitted to each party, and countersigned by each party shall constitute a binding Agreement. All counterparts therefore shall constitute one and the same document.

      38. AUTHORIZATION TO SIGN. Each person executing this Agreement warrants that he or she is the duly authorized representative of the respective entity designated below, and is fully empowered to execute this Agreement on its behalf.

      IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the dates indicated below:


President and Fellows of Harvard College     Serif Holdings Limited

By:  /s/ Joyce Brinton                       By: /s/ David Southgate
   -------------------------------------        --------------------------------

Name:  Joyce Brinton                         Name: David Southgate
     -----------------------------------        --------------------------------

Title: Director, Office of Technology        Title: Financial Director
       and Trademark Licensing Harvard             -----------------------------
       University
      ----------------------------------

Dated: October 2, 2002                       Dated: October 2, 2002
      ----------------------------------           -----------------------------


Serif (Europe) Limited                       Serif Inc.

By: /s/ David Southgate                      By: /s/  Pete Beedham
   -------------------------------------        --------------------------------

Name: David Southgate                        Name: Pete Beedham
     -----------------------------------          ------------------------------

Title: Financial Director                    Title: VP Operations
      ----------------------------------           -----------------------------

Dated: October 2, 2002                       Dated: October 2,2002
      ----------------------------------           -----------------------------

                           SOFTWARE LICENSE AGREEMENT

    Exhibit C: AGREEMENT Between Harvard and Software Publishing Corporation

      THIS AGREEMENT (hereinafter, the "Agreement") is effective as of October 1, 2002 by and between President and Fellows of Harvard College, a Massachusetts Charitable Corporation, with a principal place of business at Massachusetts Hall, Cambridge, Massachusetts, 02138 (hereinafter "Harvard"), Vizacom Inc., a Delaware corporation having its principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York 11716 (hereinafter "Vizacom") and Software Publishing Corporation ("SPC"), a Delaware corporation with its principal place of business at the same aforementioned address as Vizacom;

      WHEREAS, SPC is a wholly-owned subsidiary of Vizacom;

      WHEREAS, SPC has adopted, owns and is using certain HARVARD-formative trademarks on or in connection with certain computer software programs (hereinafter, the "Marks"), including, but not limited to, those marks identified in Schedule A annexed hereto as Exhibit A;

      WHEREAS, SPC is the owner of trademark registrations for some of the Marks, all of which are identified in Schedule B annexed hereto as Exhibit B (hereinafter, the "Registrations");

      WHEREAS, Harvard and SPC are parties to a Consent Agreement effective June 29, 1989, a true and correct copy of which is annexed hereto as Exhibit C (hereinafter, the "1989 Consent Agreement");

      WHEREAS, Harvard and SPC are desirous of terminating the 1989 Consent Agreement in its entirety and the parties' rights and liabilities thereunder;

      WHEREAS, SPC and Serif (Europe) Limited, an English company, are parties to a Software License Agreement, a true and correct copy of which is annexed hereto as Exhibit D (hereinafter, the "2001 Software License Agreement");

      WHEREAS, in an Agreement effective October 1, 2002, a true and correct copy of which is annexed hereto as Exhibit E, Serif Holdings Limited, Serif (Europe) Limited and Serif Inc. (hereinafter referred to collectively as "Serif") assigned all of their right, title and interest in and to any and all HARVARD-formative marks to SPC (hereinafter, the "Serif-SPC Assignment");

      WHEREAS, Harvard is desirous of acquiring all of the right, title and interest in and to the Marks and Registrations from SPC and Vizacom;

      WHEREAS, SPC and Vizacom are desirous of assigning all of their right, title and interest in and to the Marks and Registrations to Harvard;

                           SOFTWARE LICENSE AGREEMENT

      NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Harvard, SPC and Vizacom agree as follows:

A.    TERMINATION OF 1989 CONSENT AGREEMENT

      1. Harvard and SPC hereby agree that the 1989 Consent Agreement, and the parties' rights and obligations thereunder, are terminated.

B.    ASSIGNMENT

      2.

      a. ASSIGNMENT OF RIGHTS: SPC and Vizacom hereby irrevocably sell, grant, convey, assign, transfer and set over to Harvard all of their worldwide right, title, and interest in and to the Marks and the Registrations, including, but not limited to, the HARVARD-formative marks assigned to SPC in the Serif-SPC Assignment, and any other marks, applications for trademark or service mark registration or trademark or service mark registrations, or domain name registrations, comprising, in whole or in part, the HARVARD mark, or any confusingly similar mark, together with any and all goodwill of the business symbolized by the Marks and Registrations, and the right to sue and recover for past and future infringement of the Marks (hereinafter, the "Assignment");

      b. Except as provided in paragraph 9 herein, Vizacom and SPC agree never to use, apply to register or register any mark comprising, in whole or in part, the HARVARD mark or any confusingly similar mark.

      3. RECORDAL OF ASSIGNMENT: Vizacom and SPC agree that they will undertake to record this Assignment as to all Registrations and to take any other steps reasonably necessary to transfer ownership of the Registrations to Harvard. Vizacom and SPC agree that they shall bear all expenses in connection with the assignment of the Registrations to Harvard.

                           SOFTWARE LICENSE AGREEMENT

      4. COOPERATION: Vizacom and SPC agree to forward file-stamped copies of documents submitted by SPC in the various Trademark Offices throughout the world or other reasonable proof of filing to effectuate assignment of the Registrations to Harvard within thirty (30) days of the effective date of this Agreement. SPC and Vizacom agree to execute such additional documents as Harvard reasonably deems necessary to enable Harvard to transfer ownership of the Registrations to Harvard. SPC and Vizacom also agree to execute and/or provide such additional documents as Harvard deems reasonably necessary to establish Harvard's rights in the Marks and Registrations, including, but not limited to, such documents to establish the dates of first use for the Marks by Harvard through SPC and/or Vizacom. Harvard agrees to execute such additional documents as SPC and Vizacom reasonably deem necessary to enable SPC to transfer ownership of the Registrations in any country throughout the world to Harvard.

      5. COMPENSATION: In full consideration of the transfer of rights to Harvard herein, Harvard agrees to pay four hundred and twenty thousand United States dollars (US $420,000.00) as follows:

            a. Harvard agrees to pay one hundred and seventy thousand United States dollars (US $170,000.00) to Vizacom within fourteen (14) days of the effective date of this Agreement. Such payment shall be in the form of a certified check and shall be delivered to Vizacom via Federal Express overnight delivery.

            b. Harvard agrees to pay two hundred and fifty thousand United States dollars (US $250,000.00) to Vizacom within fourteen (14) days of receiving file-stamped copies of documents submitted by SPC in the various Trademark Offices throughout the world (or other reasonable proof of filing) to effectuate assignment of the Registrations to

                           SOFTWARE LICENSE AGREEMENT

Harvard. Such payment shall be in the form of a certified check and shall be delivered to Vizacom via Federal Express overnight delivery.

C.    TERMINATION OF 2001 SOFTWARE LICENSE AGREEMENT

      6. Contemporaneous with the execution of this Agreement, SPC shall exercise its right to terminate the 2001 Software License Agreement in its entirety.

                           SOFTWARE LICENSE AGREEMENT

D.    AUTHORIZATION TO USE

      7. In a separate document to be executed concurrently herewith, Harvard is licensing to Serif the right to use certain HARVARD-formative marks in connection with certain presentation, charting and clipart collection software (the "Harvard-Serif License," an executed copy of which is annexed hereto as Exhibit F).

      8. In a separate document to be executed concurrently herewith, Serif is contracting with SPC, whereby SPC is granting Serif the right to manufacture the software products referenced in paragraph 6 above (the "SPC-Serif Software License Agreement," an executed copy of which is annexed hereto as Exhibit G).

      9. Harvard hereby expressly authorizes SPC to use the following HARVARD-formative marks only within the software products (i.e., embedded in code which causes the mark(s) to appear on the user's computer screen) identified in, and solely for the purpose of fulfilling its obligations under, the SPC-Serif Software License Agreement:

                           HARVARD GRAPHICS
                           HARVARD CHARTXL
                           HARVARD F/X
                           HARVARD SPOTLIGHT
                           HARVARD MONTAGE
                           HARVARD MONTAGE LIGHT
                           HARVARD GRAPHICS ADVISOR
                           HARVARD WEBSHOW
                           HARVARD CLIPART BROWSER

      10. The authorization expressly granted by Harvard to SPC in paragraph 9 above shall terminate upon the effective date of termination of the Harvard-Serif License. Thereafter, SPC shall have no right to use any mark comprising, in whole or in part, the HARVARD mark, or any confusingly similar mark.

E.    MISCELLANEOUS PROVISIONS

      11. CHOICE OF LAW: The Agreement shall be interpreted under the laws of the Commonwealth of Massachusetts.

      12. WAIVER: No provision of this Agreement may be waived unless in writing and signed by the party benefited by the provision waived. The waiver by either party of a provision of the Agreement shall not operate or be construed to invalidate the balance of the provisions contained in the Agreement, which shall continue to remain in full force and effect.

      13. SEVERABILITY: The finding by a court that a provision of the Agreement is invalid shall not operate or be construed to invalidate the balance of the provisions contained in the Agreement, which provisions shall continue to remain in full force and effect.

                           SOFTWARE LICENSE AGREEMENT

      14. ENTIRE AGREEMENT: This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and no party has entered into this Agreement based upon any promise, representation, warranty or covenant not included herein. All prior proposals, discussions or writings are superseded hereby. The terms of the Agreement shall be binding upon and shall insure to the benefit of the parties and their successors, heirs and assigns.

      15. CONSULTATION WITH COUNSEL: The parties hereto acknowledge that each has read this Agreement; that each fully understands its rights, privileges and duties hereunder; that each is relying solely on its own judgment and belief as to the adequacy of the consideration provided to the other; and that each enters into this Agreement freely and voluntarily. Each party further acknowledges that each has had the opportunity to consult with an attorney of its choice to explain the terms of this Agreement and the consequences of signing it.

      16. COUNTERPARTS: This Agreement may be executed in counterparts, each of which when executed shall be an original and a facsimile copy of this Agreement signed by one party, transmitted to each party, and countersigned by each party shall constitute a binding Agreement. All counterparts therefore shall constitute one and the same document.

      17. AUTHORIZATION TO SIGN: Each person executing this Agreement warrants that he or she is the duly authorized representative of the respective entity designated below, and is fully empowered to execute this Agreement on its behalf.

      18. UNCONDITIONAL GUARANTEE: Vizacom hereby agrees to be bound to the terms of this Agreement and unconditionally guarantees all of SPC's obligations hereunder. Specifically, Vizacom expressly agrees to assume any and/or all of SPC's obligations under this Agreement in the event SPC cannot or does not perform its obligation(s).

                           SOFTWARE LICENSE AGREEMENT

      IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the dates indicated below:


President and Fellows of Harvard College          Vizacom, Inc.

By:  /s/ Joyce Brinton                            By: /s/  Alan Schoenbart
   -----------------------------------------         ---------------------------

Name:    Joyce Brinton                            Name:    Alan Schoenbart
     ---------------------------------------           -------------------------

Title: Director, Office for Technology and        Title:CFO
      Trademark Licensing Harvard University
      --------------------------------------
Dated:   October 2, 2002                          Dated:   October 2, 2002
      --------------------------------------           -------------------------


Software Publishing Corporation

By: /s/ Alan Schoenbart
   ----------------------------------------

Name:  Alan Schoenbart
     --------------------------------------

Title: CFO
     --------------------------------------

Dated: October 2, 2002
      -------------------------------------


                           SOFTWARE LICENSE AGREEMENT